SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 25, 2003


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         0-26372                                              82-0429727
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       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)


      349 Oyster Point Boulevard, Suite 200
             South San Francisco, CA                            94080
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     (Address of principal executive offices)                (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS.

         On March 25, 2003, Cellegy Pharmaceuticals, Inc. (the "Company") issued a press release announcing that it has been advised that the U.S. Food and Drug Administration has extended the target date under the Prescription Drug User Fee Act for a decision on the approvabiliy of Cellegy's New Drug Application (NDA) for Tostrex(TM) testosterone gel to July 3, 2003. The FDA extended the original PDUFA date in order to allow additional time to review data from a required study that Cellegy submitted in January 2003.




ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  ---------
                  None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 26, 2003            CELLEGY PHARMACEUTICALS, INC.

                             By: /s/ Richard Juelis
                                 ------------------
                             A. Richard Juelis
                             Vice President, Finance and Chief Financial
                             Officer